Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDMENT NO. 6

TO

CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO AMENDMENT NO. 6 TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS, dated as of December 15, 2019 (this “Amendment”), is entered into by and between PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized and existing under the laws of Delaware (“Company”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA (“Lender”), and COBANK, ACB, a federally-chartered instrumentality of the United States (“Agent” and together with Lender, the “Lending Parties”). Capitalized terms not defined herein shall have the meanings set forth in the Credit Agreement.

BACKGROUND:

WHEREAS, the Company, Lender and Agent have entered into that certain Credit Agreement dated as of December 15, 2016 (as amended, restated, modified or otherwise supplemented from time to time, collectively the “Credit Agreement”) and the other Loan Documents;

WHEREAS, the Company, Lender and Agent entered into that certain Amendment No. 6 to Credit Agreement dated as of November 15, 2019 (as amended, restated, modified or otherwise supplemented from time to time, collectively the “Amendment No. 6”) and the other Loan Documents;

WHEREAS, the Company has requested that, as of the Effective Date, Amendment No. 6, the Credit Agreement and certain other Loan Documents be amended solely to extend the Deferral Period Termination Date to December 20, 2019; and

WHEREAS, Agent and Lender are willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

ARTICLE 1 Amendment to Amendment No. 6.

1.1 Extension of Deferral Period Termination Date. Amendment No. 6 is hereby amended by amending the following definitions in their entireties to read as follows:

“Deferral Period Termination Date” means that date which is the earliest of (a) 5:00 p.m. (Mountain time) on December 20, 2019, (b) the occurrence of a Deferral Period Termination Event, or (c) the occurrence of an Event of Default under the Loan Documents (excluding therefrom, however, the Excluded Events, the occurrence of which, whether prior to or during the Deferral Period, shall not constitute an Event of Default during the Deferral Period).”

“Deferral Period Termination Event” means the occurrence of any of the following: (a) the breach of any covenant, representation and warranty contained in Article 3 of this Agreement, or (b) the termination or expiration of any forbearance arrangement, payment date extension or maturity date extension, in each case without further extension, now or hereafter provided under or in connection with the Wells Fargo Loan Documents or the Senior Notes Documents.

1.2 Other Terms and Definitions. Unless otherwise defined herein or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in Amendment No. 6. This Amendment is not intended by the parties to be a novation of Amendment No. 6 and, except as expressly waived, deferred or otherwise modified herein, all terms, conditions, rights, and obligations as set out in Amendment No. 6 are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed.

ARTICLE 2 Amendment to Credit Agreement.

Effective on (and subject to the occurrence of) the Effective Date (defined below), Annex A to the Credit Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

“Loan Documents” means this Agreement, each Note, the Environmental Indemnity and Reimbursement Agreement, each Interest Rate Hedge, the PEC Guaranty, the PEC Pledge Agreement, the PEC Security Agreement, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment (as the Sixth Amendment may be modified and amended from time to time) and each other agreement, guaranty, security agreement, pledge, mortgage, deed of trust, instrument, agreement, certificate, application, invoice and document executed or delivered in connection herewith or therewith, each as amended or as amended and restated from time to time.

ARTICLE 3 Representations and Warranties; Acknowledgments.

3.1 In order to induce Agent and Lender to make the amendments provided for in Articles 1 and 2, the Company hereby represents and warrants to Agent and the Lending Parties as of the Effective Date that:

(a) The recitals set forth in Amendment No. 6 are true, complete, accurate, and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects);

(b) All representations and warranties made and given by the Loan Parties in the Loan Documents are true, complete, accurate, and correct in all material respects (unless qualified by materiality, in which case they shall be true and correct in all respects), as if given on the Effective Date (or, as to representations and warranties that specifically refer to an earlier date, as of such earlier date) after giving effect to this Amendment;

(c) The Loan Parties have no claims, offsets, rights of recoupment, counterclaims, or defenses (other than payment) with respect to: (a) the payment of any amount due under the Loans and the Loan Documents; (b) the performance of the Loan Parties’ obligations under the Loan Documents; or (c) the liability of the Loan Parties under the Loan Documents;

(d) Agent and the Lending Parties: (i) have not breached any duty to the Loan Parties in connection with the Loans or the Loan Documents; and (ii) have fully performed all obligations they may have had or now have to the Loan Parties;

(e) The Loan Parties have had the assistance of independent counsel of their own choice, or have had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of this Amendment. Before execution of this Amendment, the Loan Parties have had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this Amendment;

(f) The Loan Parties are not acting in reliance on any representation, understanding, or agreement from or with Agent or the Lending Parties not expressly set forth herein. The Loan Parties acknowledge that none of Agent or the Lending Parties has made any representation with respect to the subject of this Amendment except as expressly set forth herein. The Company has executed this Amendment as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any Person;

(g) All interest or other fees or charges which have been imposed, accrued or collected by Agent under the Loan Documents or in connection with the Loans through the date of this Amendment, and the method of computing the same, were and are proper and agreed to by the Loan Parties, and were properly computed and collected;

(h) This Amendment is not intended by the parties to be a novation of the Loan Documents and, except as expressly waived, deferred or otherwise modified herein, all terms, conditions, rights, and obligations as set out in the Loan Documents are hereby reaffirmed and shall otherwise remain in full force and effect as originally written and agreed;

(i) Notwithstanding anything to the contrary in this Amendment, except as waived, deferred or modified herein, the Loan Documents are in full force and effect in accordance with their respective terms, remain legal, valid and binding obligations of the Loan Parties that are enforceable in accordance with their respective terms, have not been modified or amended (except in written amendments executed by the parties), and are hereby reaffirmed and ratified by the Loan Parties;

(j) All information provided by the Loan Parties (or any of its agents or representatives) to Agent or the Lending Parties prior to the Effective Date is true, correct and complete in all material respects as of the date provided and does not contain any untrue statements of fact or omit to state a fact necessary to make the statements made not misleading in any material respect;

(k) All financial statements delivered by the Loan Parties (or any of its agents or representatives) to Agent or the Lending Parties prior to the Effective Date are true and correct in all material respects and fairly present the financial condition of the Loan Parties;

(l) As of the Effective Date, the Company has delivered to Agent all statements, notices, certificates, projections, updates, and other information required under Article 6 of the Credit Agreement;

(m) The execution and delivery of this Agreement and the performance by the Company of its obligations hereunder are within the corporate or company powers and authority of the Company, have been duly authorized by all necessary corporate action, and do not and will not contravene or conflict with the charter or by-laws of the Company;

(n) This Amendment has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, covenants, and conditions; and

(o) After giving effect to this Amendment, no Default or Event of Default (other than related to any Excluded Event) has occurred and is continuing.

ARTICLE 4 Conditions to Effectiveness.

This Agreement shall become effective on such date (the “Effective Date”) when each of the following conditions has been satisfied:

4.1 Representations and Warranties. All covenants, representations and warranties made by the Company pursuant to Article 3 shall be true and correct.

4.2 Guarantor Acknowledgment. Agent shall have received an Acknowledgment and Agreement of Guarantor, duly executed by PEC.

4.3 Other Requests. Agent shall have received such other certificates, instruments, documents, agreements, information and reports as may be requested by Agent, in form and substance acceptable to Agent.

4.4 Reimbursement of Fees/Expenses. The Company shall have paid all out-of-pocket fees and expenses of Agent and the Lending Parties (including legal, advisory, and audit fees) that accrued in relation to the Loan Documents, including, without limitation, all out-of-pocket fees and expenses incurred in connection with the preparation, drafting, negotiation, implementation of this Agreement.

4.5 Required Consents, etc. The Company shall have delivered to Agent all consents, authorizations and amendments determined by Agent to be necessary to ensure the enforceability of the Loan Documents, including a certificate of the secretary or other appropriate officer of each Loan Party certifying (i) that the execution, delivery and performance of this Amendment, the Credit Agreement as amended hereby and the other Loan Documents have been duly approved by all necessary action of the governing board of such Loan Party, and attaching true and correct copies of the applicable resolutions granting such approval; (ii) that the organizational document of such Loan Party, which were certified and delivered to the Agent pursuant to the most recent certificate of secretary or other appropriate officer of such Loan Party, continue in full force and effect and have not been amended or otherwise modified except as set forth in the certificate to be delivered as of the date hereof; and (iii) that the officers and agents of such Loan Party who have been certified to the Agent, pursuant to the most recent certificate of secretary or other appropriate officer given by such Loan Party, as being authorized to sign and to act on behalf of such Loan Party continue to be so authorized or setting forth the sample signatures of each of the officers and agents of such Loan Party authorized as of the date hereof to execute and deliver this Agreement, the other Loan Documents and all other documents, agreements and certificates on behalf of such Loan Party.

Upon the delivery by Agent of a fully executed copy of this Agreement to the Company, the conditions set forth above shall be deemed satisfied and the Effective Date shall be deemed to have occurred as of the date so delivered.

ARTICLE 5 Release.

As a material part of the consideration for Agent and Lender entering into this Agreement, the Company agrees as follows (the “Release Provision”)

5.1 The Company hereby releases and forever discharges Agent and the Lending Parties and each such parties’ respective predecessors, successors, assigns, participants, officers, managers, directors, shareholders, employees, agents, advisors, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Released Group”), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, and including whether arising from the negligence (but not the gross negligence or willful misconduct) of any of the Released Group, which the Company may have or claim to have against any of the Released Group, in each case only to the extent arising or accruing prior to and including the Effective Date.

5.2 The Company agrees not to sue any of the Released Group or in any way assist any other person or entity in suing any of the Released Group with respect to any claim released herein. This Release Provision may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding which may be instituted, prosecuted, or attempted in breach of the release contained herein.

5.3 The Company is the sole owner of the claims released by the Release Provision, and the Company has not heretofore conveyed or assigned any interest in any such claims to any other person or entity. The Company understands that the Release Provision was a material consideration in the agreement of Agent and Lender to enter into this Agreement.

5.4 It is the express intent of the Company that the release and discharge set forth in the Release Provision be construed as broadly as possible in favor of the Released Group so as to foreclose forever the assertion by the Company of any claims released hereby against any of the Released Group. If any term, provision, covenant, or condition of the Release Provision is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the remainder of the provisions shall remain in full force and effect.

ARTICLE 6 Miscellaneous.

6.1 Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

6.2 Limitation of Amendments. The amendments provided in Articles 1 and 2 shall be limited precisely as provided for therein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Loan Parties which would require the consent of Agent or the Lending Parties under the Credit Agreement or any other Loan Document.

6.3 Collateral. To the extent any Collateral is personal property, the Loan Parties hereby renounce and waive all rights that are waivable under Article 9 of the Uniform Commercial Code (the “UCC”) of any jurisdiction in which any Collateral may now or hereafter be located. The Loan Parties also hereby acknowledge and agree that a public sale shall constitute a commercially reasonable manner for the disposition of the Collateral.

6.4 Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by Agent and when Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be as effective as delivery of a manually executed counterpart of this Agreement.

6.5 Incorporation of Credit Agreement Provisions. The provisions of Article 11 of the Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages Follow]

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COMPANY:

PACIFIC ETHANOL PEKIN, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER:

COMPEER FINANCIAL, PCA

By:	/s/ Kevin Buente
Name:	Kevin Buente
Title:	Principal Credit Officer

[SIGNATURE PAGE TO AMENDMENT NO. 6]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COBANK, ACB

By:	/s/ Janet Downs
Name:	Janet Downs
Title:	Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

Dated as of December 15, 2019

Pursuant to the Guaranty and Contribution Agreement dated as of March 20, 2019 (the “Guaranty”), the undersigned (the “Guarantor”) is a guarantor of the indebtedness of PACIFIC ETHANOL PEKIN, LLC, a Delaware limited liability company (the “Borrower”), to CoBank, ACB, a federally chartered instrumentality of the United States, in its capacity as the Agent (as described in the “Credit Agreement” defined in the First Amendment to Amendment No. 6 to Credit Agreement and Other Loan Documents of even date herewith (the “Amendment”); capitalized terms used herein and not otherwise defined shall have the meanings given them in the Amendment).

The undersigned hereby (i) acknowledges receipt of the Amendment; (ii) acknowledges that the Borrower has made certain representations, warranties, and acknowledgments with respect to the Guarantor and hereby represents and warrants that, to the best of its knowledge, all such representations, warranties, and acknowledgments with respect to it are true and correct as of the date hereof; (iii) consents to the terms and execution of the Amendment and acknowledges that indebtedness arising under the Loan Documents that constitutes the Guaranteed Amount shall continue to constitute indebtedness guaranteed under the Guaranty; (iv) ratifies and confirms all of the terms, covenants and conditions set forth in the Guaranty and the other Loan Documents to which it is a party (collectively, the “Guarantor Loan Documents”), as same may be modified pursuant to the Amendment, and hereby agrees, acknowledges and reaffirms that (a) the Guarantor Loan Documents as modified herein constitute legal, valid and binding obligations of the Guarantor, enforceable against the undersigned in accordance with their respective terms, covenants, and conditions, (b) the Guarantor remains unconditionally liable to Agent and the Lending Parties in accordance with the respective terms, covenants, and conditions set forth in the Guarantor Loan Documents, (c) Agent and the Lending Parties have valid, duly perfected, fully enforceable Liens on the Collateral, (d) all Liens heretofore granted to Agent and the Lending Parties in the Collateral continue in full force and effect and secure the Obligations, (e) the Guarantor shall execute and deliver to Agent and the Lending Parties any and all agreements and other documentation and to take any and all actions reasonably requested by Agent and the Lending Parties at any time to assure the perfection, protection, priority, and enforcement of Agent’s and the Lending Parties’ rights under the Guarantor Loan Documents with respect to all such Liens (but without any increase to the obligations or liabilities of the Guarantor under the Guarantor Loan Documents); (v) acknowledges that the Agent and the Lending Parties may amend, restate, extend, renew or otherwise modify any Loan Documents (other than Loan Documents to which Guarantor is a party) and any indebtedness or agreement of the Borrower in accordance with their terms, or enter into any agreement with or extend additional or other credit accommodations to the Borrower, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty; and (vi) releases and forever discharges Agent and the Lending Parties and each such parties’ respective predecessors, successors, assigns, participants, officers, managers, directors, shareholders, employees, agents, advisors, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as “Released Group”), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, and including whether arising from the negligence (but not the gross negligence or willful misconduct) of any of the Released Group, which the Guarantor may have or claim to have against any of the Released Group, in each case only to the extent arising or accruing prior to and including the Effective Date (as defined in the Amendment).

[Signature Page Follows]

IN WITNESS WHEREOF, the party hereto has caused this Acknowledgment and Agreement of Guarantor to be executed as of the date first above written.

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer